UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2006
CENTRAL FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 4, 2006, the registrant issued a press release announcing earnings expectations for the 4th quarter of 2005. A copy of the press release is included as Exhibit 99 to this report.
Item 8.01. Other Events
On January 4, 2006, the registrant issued a press release announcing the appointment of Mark S. Allio as Chairman and David C. Vernon as Vice-Chairman of the Company. Additionally, the Company announced that Richard J. O’Donnell, former President of CFBank’s Reserve Mortgage Services division, is no longer employed by the Bank and Timothy M. O’Brien, Senior Vice President of Mortgage Operations will take on servicing responsibility to support the Reserve division. A copy of the press release is included as Exhibit 99 to this report.
Item 9.01. Exhibits
     99 Press release issued on January 4, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation
Date: January 4, 2006	By:	/s/ Therese Ann Liutkus
Therese Ann Liutkus, CPA
Treasurer and Chief Financial Officer